Exhibit 10.1

FIRST AMENDMENT AND TRANCHE INCREASE AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT AND TRANCHE INCREASE AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of December 18, 2018 by and among Middleby Marshall, Inc., a Delaware corporation (the “Company”), the Lenders (as defined below) signatory hereto and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, The Middleby Corporation, a Delaware corporation (“Parent”), the Company, the other Borrowers from time to time party thereto, the various financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Sixth Amended and Restated Credit Agreement, dated as of July 28, 2016 (as amended, restated, amended and restated or supplemented from time to time, the “Credit Agreement”; capitalized terms used but not defined herein have the meanings set forth in the Credit Agreement);

WHEREAS, the Company has requested from the Lenders party hereto an increase in Commitments pursuant to the request attached as Exhibit A hereto and in accordance with the terms of Section 6.2.2 of the Credit Agreement and Section 1 hereof in an aggregate principal amount equal to $500,000,000.00 (the “First Amendment Tranche Increase”); and

WHEREAS, in order to effectuate the First Amendment Tranche Increase, the parties hereto desire to amend the Credit Agreement as more fully set forth herein and to have this Amendment executed in lieu of Annex I to Exhibit G to the Credit Agreement;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

SECTION 1                               Increase.

1.1                               On the First Amendment Effective Date (as defined below), pursuant to the terms hereof and of Section 6.2.2 of the Credit Agreement, each Lender with a First Amendment Tranche Increase Commitment (as defined below) (such Lenders, the “First Amendment Tranche Increase Lenders”), severally and not jointly, agrees to provide the portion of the First Amendment Tranche Increase to the Borrowers in the aggregate principal amount set forth opposite such Lender’s name on Exhibit B attached hereto (each, a “First Amendment Tranche Increase Commitment” and, collectively, the “First Amendment Tranche Increase Commitments”), on the terms set forth herein and in the Credit Agreement (as amended hereby), and subject to the conditions set forth herein.  Each First Amendment Tranche Increase Commitment shall be deemed to be a “Commitment” as defined in the Credit Agreement (as amended hereby) for all purposes of the Loan Documents and shall have terms and provisions identical to those applicable to the Commitments outstanding immediately prior to the First Amendment Effective Date.

1.2                               With effect from and including the First Amendment Effective Date, after giving effect to  the increase in the Commitments as contemplated hereby, each Lender with a Commitment (other than any First Amendment Tranche Increase Lender), immediately prior to such increase will automatically and without further act be deemed to have assigned to each First Amendment Tranche Increase Lender, and each First Amendment Tranche Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Lender’s participations under the Credit Agreement in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations under the

Credit Agreement in Letters of Credit held by each Lender and (ii) participations under the Credit Agreement in Swing Line Loans held by each Lender will equal the percentage of the aggregate Commitments (after giving effect to the First Amendment Tranche Increase Commitments) represented by such Lender’s Commitment (after giving effect to the First Amendment Tranche Increase Commitments, if applicable).

SECTION 2                               Amendments.  As of the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:

2.1                               The following new definitions are hereby added to Section 1.1 of the Credit Agreement in proper alphabetical sequence:

Beneficial Ownership Certification means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.

Beneficial Ownership Regulation means 31 C.F.R. § 1010.230.

First Amendment means that certain First Amendment and Tranche Increase Amendment to Sixth Amended and Restated Credit Agreement, dated as of the First Amendment Effective Date, by and among the Company, the Lenders party thereto and the Administrative Agent.

First Amendment Effective Date means December 18, 2018.

First Amendment Tranche Increase Commitment has the meaning ascribed to such term in the First Amendment.

2.2                               The definitions below and set forth in Section 1.1 of the Credit Agreement are hereby amended and restated as follows:

Commitment means, as to any Lender, such Lender’s commitment to make Revolving Loans, and to issue or participate in Letters of Credit and to participate in Swing Line Loans, under this Agreement (and, for the avoidance of doubt, shall include the First Amendment Tranche Increase Commitments).  The amount of the Commitment of each Lender as of the First Amendment Effective Date is set forth across from such Lender’s name on Schedule 2.1 (as amended pursuant to the First Amendment).

Commitment Amount means $3,000,000,000, as such amount may be changed from time to time pursuant to the terms hereof.

2.3                               Section 10.1.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

10.1.8              Other Information.  From time to time such other information concerning the Parent and its Subsidiaries as the Administrative Agent or any Lender may reasonably request, including without limitation, promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the USA Patriot Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws.

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2.4                               Schedule 2.1 (Lenders and Initial Commitments and Percentages) to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit C attached hereto.

SECTION 3                               Representations and Warranties.  The Company represents and warrants to the Administrative Agent and the Lenders that, before and after giving effect to the Amendment and the First Amendment Tranche Increase, (a) the representations and warranties of the Borrowers contained in Section 9 of the Credit Agreement and of the Loan Parties in the other Loan Documents (deeming this Amendment as a Loan Document) are true and correct in all material respects on and as of the date of such increase, except (I) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (II) the representations and warranties contained in subsections (a) and (b) of Section 9.4 of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to Section 10.1.1 and 10.1.2 of the Credit Agreement, (b) no Event of Default or Unmatured Event of Default will exist and (c) as of the First Amendment Effective Date, the information included in any Beneficial Ownership Certification delivered in connection with the First Amendment is true and correct in all material respects.

SECTION 4                               Effectiveness.  This Amendment shall become effective as of the date hereof (the “First Amendment Effective Date”) upon the satisfaction of the following conditions precedent:

4.1                               The Administrative Agent shall have received counterparts of this Amendment executed by the Company and the Required Lenders (which shall include each of the First Amendment Tranche Increase Lenders).

4.2                               The Administrative Agent shall have received a certificate, in form and substance reasonably satisfactory to it, executed by each Loan Party (a) certifying and attaching resolutions of such Loan Party approving or consenting to the First Amendment Tranche Increase and (b) certifying that, before and after giving effect to the First Amendment Tranche Increase, (i) the representations and warranties set forth in Section 3 of this Amendment are true and correct and (ii) the Parent is in compliance (on a pro forma basis) with the covenants contained in Section 10.6 of the Credit Agreement.

4.3                               At least five days prior to the First Amendment Effective Date, the Company shall cause any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation to deliver a Beneficial Ownership Certification in relation to such Borrower to the Administrative Agent and each Lender party hereto that so requests.

4.4                               Borrower shall have paid (i) to the Administrative Agent an upfront fee in the aggregate amount of $375,000 for the ratable benefit of each First Amendment Tranche Increase Lender, and (ii) without duplication of the fees set forth in the foregoing clause, in accordance with the Credit Agreement, the reasonable and documented out-of-pocket costs and expenses (including legal fees) of Administrative Agent incurred by it in connection with the transactions contemplated hereby to the extent invoiced prior to the date hereof.

SECTION 5                               Miscellaneous.

5.1                               Continuing Effectiveness, etc.  As amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to “Credit Agreement” or similar terms shall refer to the Credit Agreement as amended hereby.  This Amendment shall be deemed a Loan Document.

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5.2                               Confirmation.  The Company confirms to the Administrative Agent and the Lenders that after giving effect to the Amendment and the transactions contemplated thereby, each Loan Document to which the Company is a party continues in full force and effect (and hereby reaffirms its obligations thereunder, including any Liens granted therein) and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms, subject to bankruptcy, insolvency, and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

5.3                               Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of an originally executed counterpart hereof.

5.4                               Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois without regard to principles of conflicts of law (except 725 Ill. Comp. Stat. §105/5-5).

5.5                               Successors and Assigns.  This Amendment shall be binding upon the Parent, the Borrowers, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Parent, the Borrowers, the Lenders and the Administrative Agent and the respective successors and assigns of the Lenders and the Administrative Agent.

5.6                               Captions.  The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

5.7                               Severability.  The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

5.8                               Entire Agreement.  This Amendment, including all attachments and exhibits hereto, shall constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

MIDDLEBY MARSHALL INC.

By:	/s/ Timothy J. FitzGerald
Name: Timothy J. FitzGerald
Title: Vice President and Chief Financial Officer

BANK OF AMERICA, N.A. as Administrative Agent

By:	/s/ Jason E. Guerra
Name: Jason E. Guerra
Title: Senior Vice President

BANK OF AMERICA, N.A., as an Issuing Lender, as Swing Line Lender and as a Lender

By:	/s/ Jason E. Guerra
Name: Jason E. Guerra
Title: Senior Vice President

First Bank of Highland Park

By:	/s/ Lynn Rosinsky
Name: Lynn Rosinsky
Title: Senior Vice President

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Kurt W. Anstaett
Name: Kurt W. Anstaett
Title: Senior Vice President

Northern Trust

By:	/s/ Timothy S. McDonald
Name: Timothy S. McDonald
Title: Senior Vice President

SUNTRUST BANK

By:	/s/ Lisa Garling
Name: Lisa Garling
Title: Director

BANK OF MONTREAL,

By:	/s/ Thomas Hasenauer
Name: Thomas Hasenauer
Title: Director

BANK OF MONTREAL, LONDON BRANCH,

By:	/s/ Tom Woolgar
Name: Tom Woolgar
Title: Managing Director, Corporate Banking

By:	/s/ Scott Matthews
Name: Scott Matthews
Title: Managing Director

KeyBank National Association

By:	/s/ Thomas A. Crandell
Name: Thomas A. Crandell
Title: Senior Vice President

U.S. Bank National Association,

By:	/s/ James N. DeVries
Name: James N. DeVries
Title: Senior Vice President

CITIZENS BANK, N.A.

By:	/s/ Thomas Lass
Name: Thomas Lass
Title: Senior Vice President

Wells Fargo Bank, National Association

By:	/s/ Peg Laughlin
Name: Peg Laughlin
Title: Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Graeme Robertson
Name: Graeme Robertson
Title: Director

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Robert G. Stevens
Name: Robert G. Stevens
Title: Vice President

FIFTH THIRD BANK

By:	/s/ Robert R. Mangers
Name: Robert R. Mangers
Title: Director

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH

By:	/s/ Piet Hein Knook
Name: Piet Hein Knook
Title: Vice President

By:	/s/ William Binder
Name: William Binder
Title: Executive Director

JPMorgan Chase Bank, N.A.

By:	/s/ Justin Martin
Name: Justin Martin
Title: Authorized Officer

EXHIBIT A

INCREASE REQUEST

DECEMBER 3, 2018

Bank of America, N.A., as Administrative Agent

under the Credit Agreement referred to below

135 South LaSalle Street

Chicago, Illinois 60603

Ladies/Gentlemen:

Please refer to the Sixth Amended and Restated Credit Agreement dated as of July 27, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) initially among Middleby Marshall Inc. (the “Company”), The Middleby Corporation, the Initial Subsidiary Borrowers, various financial institutions and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not defined herein have the meanings set forth in the Credit Agreement.

In accordance with Section 6.2.2 of the Credit Agreement, the Company hereby requests an increase in the Commitment Amount from $2,500,000,000 to $3,000,000,000 as set forth in the letter attached hereto. Such increase shall be effective three Business Days after the date that the Administrative Agent acknowledges receipt of the letter attached hereto or such other date as is agreed among the Company, the Administrative Agent and the increasing Lender.

Very truly yours,

MIDDLEBY MARSHALL INC.

By:	/s/ Martin M. Lindsay
Name: Martin M. Lindsay
Title: Vice President, Treasurer and
Assistant Secretary

EXHIBIT B

First Amendment Tranche Increase Commitments

Lender	First Amendment Tranche Increase Commitment
Bank of America, N.A.	$125,000,000
JP Morgan Chase Bank, N.A	$40,000,000
PNC Bank, National Association	$62,500,000
SunTrust Bank	$25,000,000
Bank of Montreal	$75,000,000
HSBC Bank USA, N.A.	$46,500,000
US Bank, National Association	$30,000,000
Citizens Bank, N.A.	$18,500,000
KeyBank National Association	$12,500,000
Cooperative Rabobank UA	$17,500,000
Fifth Third Bank	$12,500,000
Wells Fargo Bank, N.A.	$25,000,000
The Northern Trust Company	$5,000,000
First Bank of Highland Park	$5,000,000
TOTALS	$500,000,000

EXHIBIT C

SCHEDULE 2.1

LENDERS AND COMMITMENTS AND PERCENTAGES

Lender	Commitment	Percentage	Jurisdiction of tax residence*	HMRC Double Tax Treaty Passport Number (if applicable)*
Bank of America, N.A.(1)	$520,000,000	17.333333333%	USA	13/B/7418/DTTP
JPMorgan Chase Bank, N.A.(2)	$365,000,000	12.166666667%	USA	13/M/0268710/DTTP
PNC Bank, National Association	$312,500,000	10.416666667%	USA	13/P/63904/DTTP
Wells Fargo Bank, N.A.	$250,000,000	8.333333333%	USA	13/W/61173/DTTP
Bank of Montreal	$250,000,000	8.333333333%	N/A(3)
Citizens Bank, N.A.	$168,500,000	5.616666667%	USA	13/C/356159/DTTP
US Bank, National Association	$180,000,000	6.000000000%	USA	13/U/62184/DTTP
Branch Banking & Trust Company	$150,000,000	5.000000000%	USA	13/B/357522/DTTP
Fifth Third Bank	$132,500,000	4.416666667%	USA	13/F/24267/DTTP
Cooperatieve Rabobank U.A.	$117,500,000	3.916666667%	The Netherlands	1/C/70166/DTTP
KeyBank National Association	$107,500,000	3.583333333%	USA	16/K/216274/DTTP
HSBC Bank USA, N.A.	$121,500,000	4.050000000%	USA	13/H/314375/DTTP
HSBC Bank PLC	$75,000,000	2.500000000%
The Huntington National Bank	$50,000,000	1.666666667%	USA	12/H/216/377/DTTP
SunTrust	$100,000,000	3.333333333%	USA	13/S.67712/DTTP
Associated Bank, National Association	$40,000,000	1.333333333%
The Northern Trust Company	$35,000,000	1.166666667%	USA	13/N/60122/DTTP
First Bank Highland Park	$25,000,000	0.833333333%
TOTALS	$3,000,000,000	100.000000000%

* Only required for Lenders who wish to use the HMRC Double Tax Treaty Passport scheme in relation to Loans to UK Borrowers.

(1) Loans in Canadian Dollars will be held by Bank of America, N.A. Canada Branch.

(2) Loans in Canadian Dollars will be held by JPMorgan Chase Bank, N.A. Toronto Branch.

(3) Multi-currency loans will be held by Bank of Montreal, London Branch.